Exhibit 99.2

N ORCHARD ST
700 W
TRADER JOE'S
TRADER JOE'S
TRADER JOE'S
TRADER JOE'S
NO OUTLET
ACADIA
REALTY TRUST

Q4 2020

SUPPLEMENTAL REPORTING INFORMATION

REALTY TRUST

EALTY TRUST—Q2 2018 SUPPLEMENTAL REPORTING INFORMATIO

Table of Contents		Supplemental Report – December 31, 2020

Section I - Fourth Quarter 2020 Earnings Press Release
Section II - Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	26
Market Capitalization	4	Core Top Tenants	30
Operating Statements		Core Lease Expirations	31
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	32
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	33
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11	Section IV - Fund Information
EBITDA	12
Same Property Net Operating Income	13	Fund Overview	34
Fee Income	14	Fund Properties	35
Structured Financing	15	Fund Lease Expirations	38
Other Information		Development and Redevelopment Activity	39
Transactional Activity	16
2021 Guidance	17
Net Asset Valuation Information	18
Selected Financial Ratios	19	Section V – Other Information
Debt Analysis
Summary	21	Portfolio Composition	41
Detail	22
Maturities	24	Important Notes	42

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – December 31, 2020		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Katy McConnell - (212) 816-4471	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	katy.mcconnell@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Vince Tibone - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	vtibone@greenstreetadvisors.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	Truist
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA – (212) 303-4124
	ltsai@jefferies.com	kibin.kim@truist.com

3

Market Capitalization
Supplemental Report – December 31, 2020	(Including pro-rata share of Fund debt, in thousands)

					Changes in Total Outstanding Common				Weighted Average
	Total Market			Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%			Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	86,269				Balance at 12/31/2019	87,050	5,015	92,065
Common Operating Partnership ("OP") Units	4,891				Other	11	233	244
Combined Common Shares and OP Units	91,160				Share repurchases	(1,219)	—	(1,219)
					OP Conversions	148	(113)	35
Share Price at December 31, 2020	$14.19				Balance at 3/31/2020	85,990	5,135	91,125	86,972	86,972	92,785	92,785
					Other	15	16	31
Equity Capitalization - Common Shares and OP Units	$1,293,560				OP Conversions	260	(260)	—
Preferred OP Units	6,593	[2]			Balance at 6/30/2020	86,265	4,891	91,156	86,180	86,576	91,648	92,137
Total Equity Capitalization	1,300,153		53%	53%	Other	1	—	1
					Balance at 9/30/2020	86,266	4,891	91,157	86,309	86,486	91,224	91,978
Debt Capitalization					Other	3	—	3
Consolidated debt	1,770,054				Balance at 12/31/2020	86,269	4,891	91,160	86,311	86,442	91,666	91,900
Adjustment to reflect pro-rata share of debt	(616,027)
Total Debt Capitalization	1,154,027		47%	47%

Total Market Capitalization	$2,454,180	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $11,668 and pro-rata share of Funds cash of $3,543 for total cash netted against debt of $15,211.

2.	Represents 188 Series A and 126,593 Series C Preferred OP Units convertible into 25,067 and 439,556 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

ACADIA MARKET CAPITALIZATION
Preferred OP Units (less than 1%) 0%
Common OP Units 3%
Fixed-Rate Debt 38%
Common Shares 50%
Variable-Rate Debt 9%

4

Consolidated Income Statement
Supplemental Report – December 31, 2020	(in thousands)

	December 31, 2020 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income	$67,606	$251,002
Other	1,404	4,482
Total revenues	69,010	255,484
Operating expenses
Depreciation and amortization	48,166	149,793
General and administrative	9,640	36,055
Real estate taxes	11,672	43,505
Property operating	14,910	56,595
Impairment charges	34,049	85,598
Total operating expenses	118,437	371,546

Gain on disposition of properties	174	683
Operating loss	(49,253)	(115,379)
Equity in losses of unconsolidated affiliates	(1,082)	(1,237)
Interest and other income	1,823	8,979
Realized and unrealized holding gains on investments and other	34,595	113,930
Interest expense	(17,687)	(72,060)
Loss from continuing operations before income taxes	(31,604)	(65,767)
Income tax provision	(1,012)	(271)
Net loss	(32,616)	(66,038)
Net loss attributable to noncontrolling interests	21,891	57,279
Net loss attributable to Acadia	$(10,725)	$(8,759)

5

Income Statement - Detail
Supplemental Report – December 31, 2020	(in thousands)

	December 31, 2020 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$50,657	$200,860
Percentage rents	97	458
Expense reimbursements - CAM	7,079	23,847
Expense reimbursements - Taxes	8,754	33,657
Other property income	963	2,990
Total Property Revenues	67,550	261,812

PROPERTY EXPENSES
Property operating - CAM	10,314	36,395
Other property operating (Non-CAM)	2,970	12,904
Real estate taxes	11,672	43,505
Total Property Expenses	24,956	92,804

NET OPERATING INCOME - PROPERTIES	42,594	169,008

OTHER INCOME (EXPENSE)
Interest income	1,823	8,979
Straight-line rent income (expense)	(1,495)	(16,978)
Above/below-market rent income (expense)	1,107	9,222
Interest expense [2]	(16,500)	(65,397)
Amortization of finance costs	(1,129)	(5,170)
Above/below-market interest income (expense)	26	104
Asset and property management income (expense)	(138)	(415)
Other income (expense) [7]	18,965	18,758
Transaction costs	—	—
Finance lease interest expense	(84)	(1,597)
Impairment charges (excluding ROU)	(34,049)	(85,598)
CORE PORTFOLIO AND FUND INCOME	11,120	30,916

FEE INCOME
Asset and property management fees	155	679
Net promote and other transactional income	15,771	88,819
Transactional fees [3]	64	221
Income tax (provision) benefit	(1,012)	(271)
Total Fee (Loss) Income	14,978	89,448

General and Administrative	(9,640)	(36,055)

Depreciation and amortization	(48,086)	(149,396)
Non-real estate depreciation and amortization	(80)	(397)
Gain on disposition of properties	174	683
(Loss) before equity in earnings and noncontrolling interests	(31,534)	(64,801)

Equity in losses of unconsolidated affiliates	(1,082)	(1,237)
Noncontrolling interests	21,891	57,279

NET LOSS ATTRIBUTABLE TO ACADIA	$(10,725)	$(8,759)

6

Income Statement – Pro Rata Adjustments
Supplemental Report – December 31, 2020	(in thousands)

	Quarter Ended December 31, 2020		Year to Date December 31, 2020
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
PROPERTY REVENUES
Minimum rents	$(18,912)	$8,285	$(77,380)	$35,388
Percentage rents	(12)	15	(231)	58
Expense reimbursements - CAM	(3,385)	1,100	(11,908)	3,918
Expense reimbursements - Taxes	(2,326)	1,810	(9,874)	7,868
Other property income	(364)	(228)	(1,450)	(35)
Total Property Revenues	(24,999)	10,982	(100,843)	47,197

PROPERTY EXPENSES
Property operating - CAM	(4,913)	1,150	(18,375)	4,066
Other property operating (Non-CAM)	(828)	127	(6,062)	855
Real estate taxes	(3,941)	2,195	(14,889)	9,087
Total Property Expenses	(9,682)	3,472	(39,326)	14,008
NET OPERATING INCOME - PROPERTIES	(15,317)	7,510	(61,517)	33,189

OTHER INCOME (EXPENSE)
Interest income	(109)	—	(672)	—
Straight-line rent income (expense)	566	(367)	8,421	(1,421)
Above/below-market rent income (expense)	575	522	(3,965)	3,366
Interest expense [2]	8,292	(2,789)	35,067	(11,652)
Amortization of finance costs	662	(246)	3,579	(1,128)
Above/below-market interest income (expense)	—	21	—	84
Asset and property management income (expense)	282	(370)	1,066	(1,436)
Other income (expense) [7]	(17,486)	—	(18,001)	338
Finance lease interest expense	62	—	243	—
Impairment charges (excluding ROU)	28,707	—	67,856	—
CORE PORTFOLIO AND FUND INCOME	6,234	4,281	32,077	21,340

FEE INCOME
Asset and property management fees	3,141	133	14,373	495
Promote income from funds, net	—	—	—	—
Net promote and other transactional income	(11,303)	—	(63,241)	—
Transactional fees [3]	490	111	5,110	512
Income tax (provision) benefit	705	(7)	789	(34)
Total Fee (Loss) Income	(6,967)	237	(42,969)	973

General and Administrative	1,024	(81)	1,684	(280)
Depreciation and amortization	21,031	(5,519)	66,508	(23,270)
Non-real estate depreciation and amortization	—	—	—	—
Gain on disposition of properties	—	—	(392)	—
(Loss) before equity in earnings and noncontrolling interests	21,322	(1,082)	56,908	(1,237)

Equity in losses of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	569	—	371	—

NET LOSS ATTRIBUTABLE TO ACADIA	$21,891	$(1,082)	$57,279	$(1,237)

7

Balance Sheet
Supplemental Report – December 31, 2020	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$776,275	The components of Real estate under development, at cost are as follows:
Buildings and improvements	3,039,827	Core	$63,875
Construction in progress	5,751	Fund II	74,657
Right-of-use assets - finance leases	25,086	Fund III	23,139
Right-of-use assets - operating leases, net	76,268	Fund IV	85,678
	3,923,207	Total	$247,349
Less: Accumulated depreciation and amortization	(586,800)
Operating real estate, net	3,336,407	Summary of other assets, net:
Real estate under development	247,349	Deferred charges, net	$30,488
Net investments in real estate	3,583,756	Prepaid expenses	17,468
Notes receivable, net	101,450	Due from seller	3,682
Investments in and advances to unconsolidated affiliates	249,807	Derivative financial instruments	1
Lease intangibles, net	100,732	Accrued interest receivable	13,917
Other assets, net	73,077	Other receivables	2,058
Cash and cash equivalents	19,232	Income taxes receivable	2,433
Restricted cash	14,692	Corporate assets, net	1,302
Straight-line rents receivable, net	26,317	Deposits	1,728
Rents receivable	17,819	Total	$73,077
Total Assets	$4,186,882

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$1,125,356	Summary of accounts payable and other liabilities:
Unsecured notes payable, net	500,083	Lease liability - finance leases, net	$6,287
Unsecured line of credit	138,400	Lease liability - operating leases, net	88,816
Accounts payable and other liabilities	282,293	Accounts payable and accrued expenses	53,031
Lease intangibles, net	76,434	Deferred income	31,842
Dividends and distributions payable	147	Tenant security deposits, escrow and other	12,178
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,616	Derivative financial instruments	90,139
Total Liabilities	2,138,329	Total	$282,293
Shareholders' Equity
Common shares	86
Additional paid-in capital	1,683,165
Accumulated other comprehensive loss	(74,891)
Distributions in excess of accumulated earnings	(167,046)
Total Acadia shareholders’ equity	1,441,314
Noncontrolling interests	607,239
Total equity	2,048,553
Total Liabilities and Shareholders' Equity	$4,186,882

8

Balance Sheet – Pro-rata Adjustments[8]
Supplemental Report – December 31, 2020	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(185,402)	$68,567
Buildings and improvements	(985,716)	271,200
Construction in progress	(2,315)	254
Right-of-use assets - finance leases	(4,129)	22,785
Right-of-use assets - operating leases, net	(27,070)	—
	(1,204,632)	362,806
Less: Accumulated depreciation and amortization	118,663	(52,278)
Operating real estate, net	(1,085,969)	310,528
Real estate under development	(137,358)	4,836
Net investments in real estate	(1,223,327)	315,364
Notes receivable, net	(4,005)	—
Investments in and advances to unconsolidated affiliates	(95,547)	(131,711)
Lease intangibles, net	(28,920)	7,166
Other assets, net	(1,176)	1,782
Cash and cash equivalents	(8,941)	4,920
Restricted cash	(11,221)	1,351
Straight-line rents receivable, net	(5,885)	4,206
Rents receivable	(6,767)	1,858
Total Assets	$(1,385,789)	$204,936

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(702,998)	$180,782
Unsecured notes payable, net	(90,440)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(47,088)	24,369
Lease intangibles, net	(20,277)	7,971
Lease liability - finance leases	(4,582)	7,426
Lease liability - operating leases	(37,847)	4
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,616)
Total Liabilities	(903,232)	204,936
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(482,557)	—
Total equity	(482,557)	—
Total Liabilities and Shareholders' Equity	$(1,385,789)	$204,936

9

Balance Sheet – Pro-rata Adjustments[8]
Supplemental Report – December 31, 2020	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.	Net of capitalized interest of $0.9 million for the three months ended December 31, 2020 and $7.1 million for the year ended December 31, 2020.

3.	Consists of development, construction, leasing and legal fees.

4.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

5.

Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

6.

Adjustment to noncontrolling interests exclude (losses) income allocable to Operating Partnership Units of $(0.6) million for the three months ended December 31, 2020 and $(0.4) million for the year ended December 31, 2020.

7.	Includes a Right-of-use asset impairment of $2.9 million and a gain on debt extinguishment of $4.1 million on a pro-rata basis for the three months and year ended December 31, 2020.
8.	The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)
Supplemental Report – December 31, 2020	(in thousands)

	Quarter Ended				Year to Date	Quarter Ended	Year to Date
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2020	December 31, 2019	December 31, 2019
Funds from operations ("FFO"):
Net (Loss) Income	$(8,414)	$19,410	$(9,030)	$(10,725)	$(8,759)	$21,310	$53,045
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	24,088	24,390	25,106	32,574	106,158	23,216	89,373
Gain on disposition on real estate properties (net of noncontrolling interest share)	—	(111)	(6)	(174)	(291)	(16,644)	(19,786)
Impairment charges (net of noncontrolling interest share)	12,400	—	—	4,923	17,323	—	395
(Loss) income attributable to noncontrolling interests' share in Operating Partnership	(336)	1,259	(471)	(446)	125	1,399	3,835
FFO to Common Shareholders and Common OP Unit holders	$27,738	$44,948	$15,599	$26,152	$114,556	$29,281	$126,862

Less: Albertsons unrealized holding loss (gain) (net of noncontrolling interest share)	—	(18,397)	2,240	(4,468)	(20,625)	—	—
FFO before Special Items	$27,738	$26,551	$17,839	$21,684	$93,931	$29,281	$126,862

Adjusted Funds from operations ("AFFO"):
FFO	$27,738	$44,948	$15,599	$26,152	$114,556	$29,281	$126,862
Unrealized gains	—	(18,397)	2,240	(4,468)	(20,625)	—	—
Straight-line rent, net	2,593	1,540	4,549	1,296	9,978	1,028	(1,319)
Above/below-market rent	(2,288)	(1,783)	(2,348)	(2,204)	(8,623)	(3,049)	(14,693)
Amortization of finance costs	749	631	626	713	2,719	764	2,979
Above/below-market interest	(47)	(47)	(47)	(47)	(188)	(47)	(188)
Non-real estate depreciation	109	108	100	80	397	114	457
Stock-based compensation [1]	3,527	2,014	2,047	1,984	9,572	3,388	10,151
Leasing commissions	(380)	(118)	(37)	(1,450)	(1,985)	(221)	(1,654)
Tenant improvements	(468)	(426)	(815)	(2,294)	(4,003)	(1,505)	(5,599)
Maintenance capital expenditures	(951)	(997)	(81)	(1,144)	(3,173)	(1,735)	(3,713)
AFFO to Common Shareholders and Common OP Unit holders	$30,582	$27,473	$21,833	$18,618	$98,625	$28,018	$113,283

Total weighted-average diluted shares and OP Units	92,785	91,648	91,224	91,666	91,900	92,585	90,046

Diluted FFO per Common share and OP Unit:
FFO	$0.30	$0.49	$0.17	$0.29	$1.25	$0.32	$1.41

FFO before Special Items	$0.30	$0.29	$0.20	$0.24	$1.02	$0.32	$1.41

__________

11

EBITDA
Supplemental Report – December 31, 2020	(in thousands)

	Quarter Ended December 31, 2020			Year to Date December 31, 2020			Quarter Ended December 31, 2019
	Core			Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:

Net Income (Loss) Attributable to Acadia	$2,929	$(13,654)	$(10,725)	$27,281	$(36,040)	$(8,759)	$22,012	$(702)	$21,310

Adjustments:
Depreciation and amortization	25,786	6,868	32,654	86,681	19,874	106,555	18,936	4,394	23,330
Interest expense	8,703	2,294	10,997	32,896	9,086	41,982	6,860	2,064	8,924
Amortization of finance costs	532	181	713	1,704	1,015	2,719	389	375	764
Above/below-market interest	(47)	—	(47)	(188)	—	(188)	(47)	—	(47)
Gain on disposition of properties	(174)	—	(174)	(174)	(117)	(291)	(16,771)	127	(16,644)
Unrealized holding losses (gains) on investments	(4,468)	—	(4,468)	(20,625)	—	(20,625)	—	—	—
Gain on debt extinguishment - non-principal and interest	(1,370)	—	(1,370)	(1,370)	—	(1,370)	—	—	—
Provision (benefit) for income taxes	86	228	314	(736)	252	(484)	100	(62)	38
Impairment charges	419	7,775	8,194	419	20,175	20,594	—	—	—
Noncontrolling interest - OP	(569)	—	(569)	(371)	—	(371)	1,264	—	1,264
EBITDA	$31,827	$3,692	$35,519	$125,517	$14,245	$139,762	$32,743	$6,196	$38,939

Adjusted EBITDA:

EBITDA	$31,827	$3,692	$35,519	$125,517	$14,245	$139,762	$32,743	$6,196	$38,939
Stock based compensation [1]	1,984	—	1,984	9,572	—	9,572	3,388	—	3,388
Adjusted EBITDA	$33,811	$3,692	$37,503	$135,089	$14,245	$149,334	$36,131	$6,196	$42,327

__________

1.	Adjusted EBITDA eliminates stock-based compensation expense. Amounts for prior periods have been updated to include stock-based compensation for comparability.

12

Core Portfolio – Same Property Performance [1]
Supplemental Report – December 31, 2020	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	December 31, 2020	December 31, 2019	Favorable/ (Unfavorable)	December 31, 2020	December 31, 2019	Favorable/ (Unfavorable)

Summary
Minimum rents	$29,698	$34,290	(13.4)%	$118,769	$135,280	(12.2)%
Expense reimbursements	10,122	9,897	2.3%	37,642	39,446	(4.6)%
Other property income	306	256	19.5%	1,098	1,206	(9.0)%

Total Revenue	40,126	44,443	(9.7)%	157,509	175,932	(10.5)%

Expenses
Property operating - CAM & Real estate taxes	11,654	11,392	(2.3)%	43,984	44,601	1.4%
Other property operating (Non-CAM)	694	676	(2.7)%	3,111	2,985	(4.2)%

Total Expenses	12,348	12,068	(2.3)%	47,095	47,586	1.0%

Same Property NOI - Core properties	$27,778	$32,375	(14.2)%	$110,414	$128,346	(14.0)%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	2,778	3,197		13,872	11,896
Core NOI	$30,556	$35,572		$124,286	$140,242

Other same property information
Physical Occupancy at the end of the period	89.9%	94.0%
Leased Occupancy at the end of the period	91.0%	94.8%

__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
13

Fee Income by Fund
Supplemental Report – December 31, 2020	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date December 31, 2020
Asset and property management fees	$2,110	$1,246	$4,461	$7,110	$620	$15,547
Transactional fees	495	(84)	2,527	2,722	183	5,843
Total fees	$2,605	$1,162	$6,988	$9,832	$803	$21,390

Quarter Ended December 31, 2020
Asset and property management fees	$535	$233	$1,114	$1,408	$139	$3,429
Transactional fees	89	(467)	437	548	58	665
Total fees	$624	$(234)	$1,551	$1,956	$197	$4,094

Quarter Ended September 30, 2020
Asset and property management fees	$509	$227	$1,160	$1,770	$173	$3,839
Transactional fees	132	131	528	709	38	1,538
Total fees	$641	$358	$1,688	$2,479	$211	$5,377

Quarter Ended June 30, 2020
Asset and property management fees	$525	$346	$1,035	$1,869	$132	$3,907
Transactional fees	146	111	782	697	51	1,787
Total fees	$671	$457	$1,817	$2,566	$183	$5,694

Quarter Ended March 31, 2020
Asset and property management fees	$541	$440	$1,152	$2,063	$176	$4,372
Transactional fees	128	141	780	768	36	1,853
Total fees	$669	$581	$1,932	$2,831	$212	$6,225

14

Structured Financing Portfolio
Supplemental Report – December 31, 2020	(in thousands)

	September 30, 2020			Quarter Ended December 31, 2020					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances	Conversions [1]	Principal	Interest	Balance	Rate	Rate	Dates
First mortgage notes [2]	$31,332	$3,865	$35,197	$—	$—	$31,332	$3,808	$35,140	5.57%	5.77%	Apr-20 to Oct-21

Other notes	65,462	3,928	69,390	—	—	65,462	5,429	70,891	8.48%	8.50%	Apr-21 to Dec-27

Total Core notes receivable	$96,794	$7,793	$104,587	$—	$—	$96,794	$9,237	$106,031	7.54%	7.61%

__________

Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$96,794
Fund Notes Receivable						1,301
Allowance for credit loss						(650)
Total Pro-rata Notes Receivable						$97,445

________

1.	See Transactional Activity page that follows for a description of the non-cash conversion.
2.	One Core note due April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at December 31, 2020.
3.	For more information and details of Fund notes receivable, see the Company’s latest for 10-Q or 10-K.

15

Transactional Activity
Supplemental Report – December 31, 2020	(in thousands)

Fund

PROPERTY ACQUISTIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]
Core:

37 Greene Street	New York, NY	January 9, 2020	$15,689	100.00%	$—	15,689
917 W. Armitage	Chicago, IL	February 13, 2020	3,515	100.00%	—	3,515
			$19,204		$—	$19,204

DISPOSITIONS
Core:
Union Plaza (Parcel)	New Castle, PA	December 11, 2020	$200	100.00%	$—	200
163 Highland Ave (Parcel)	Needham, MA	December 14, 2020	238	100.00%	—	238
			438		—	438

Fund III:
Cortlandt Crossing (Parcels)	Cortlandt Manor, NY	October 2, 2020, November 30, 2020	6,325	100.00%	6,325	1,552
Fund IV:
Colonie Plaza	Albany, NY	April 13, 2020	15,250	100.00%	15,250	3,526
Airport Mall (Parcel)	Bangor, ME	September 10, 2020	400	100.00%	400	92
			15,650		15,650	3,618
			$22,413		$21,975	$5,608

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

Core:
850 Third Avenue	Other Loan	January 17, 2020	$54,000	100.00%	$—	54,000
Georgetown LUF	Other Loan	February 6, 2020	5,000	100.00%	—	5,000
Town Center	Conversion (non-cash)	April 1, 2020	(38,674)	100.00%	—	(38,674)
			20,326		—	20,326
Fund II:
Extell	Conversion (non-cash)	November 2, 2020	(33,755)	100.00%	(33,755)	(9,563)
			$(13,429)		$(33,755)	$10,763

________

1.	Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.
2.

Acquisition amounts include capitalized acquisition costs, where applicable. Acquisitions exclude any acquisitions or dispositions (as applicable) of non-controlling interests. Refer to the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.

16

2021 Guidance [1]
Supplemental Report – December 31, 2020	(in millions)

	2021 Guidance	2020 Actual

Net (loss) earnings per share attributable to Common Shareholders	$(0.12) to $0.04	$(0.10)
Depreciation of real estate and amortization of leasing costs
(net of noncontrolling interests' share)	1.22 to 1.26	1.16
Impairment charges (net of noncontrolling interest share)	—	0.19
Gain on disposition of properties (net of noncontrolling interests' share)	(0.05) to (0.07)	—
Noncontrolling interest in Operating Partnership	(0.07) to (0.09)	—
Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$0.98 to $1.14	$1.25

Adjustments for Special Items:
Less: Albertsons unrealized holding gain (net of noncontrolling interest share)	—	(0.23)
Funds from operations before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$0.98 to $1.14	$1.02

The full year 2021 guidance assumes the continuation of elevated COVID-19 impacts through at least the first half of 2021, with an expectation of improving operating results in the latter portion of 2021. The improvement is anticipated from rent commencements on newly executed leases along with reduced credit reserves as tenant re-openings (primarily within our Street portfolio) occur. Additionally, given the ongoing uncertainties resulting from COVID-19, the 2021 guidance does not incorporate any assumptions involving adjustments to its straight-line rent reserves or predictions of the variability that inherently results from those tenants that are, or may be subsequently classified, on the cash basis of accounting. The impact of such amounts could be material. Accordingly, the Company will update its guidance throughout 2021, as appropriate, to reflect such items.

Other assumptions for 2021 guidance include the following:

	2021 Estimated		2020 Actual
	Low	High

Interest income (Structured Finance Portfolio)	$6	$8	$8
Fund fee income, net	16	19	21
Core and Fund transactional income [1]	5	12	7
Interest expense, net of capitalized interest [2]	(47)	(49)	(46)

_________

1.

2021 FFO before Special Items guidance assumes the continued monetization of shares in Albertsons but excludes any unrealized mark-to-market adjustments on Albertsons shares. 2020 FFO before Special Items includes the realized gains on the sale of Albertsons shares.

2.	Includes above/below market interest, amortization of finance costs and finance lease interest.

17

Net Asset Valuation Information
Supplemental Report – December 31, 2020	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	28.33%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1,2]	$30,556	N/A	$596	$4,304	$11,343
Less:
(Income) loss from properties sold or under contract	(21)	N/A	46	47	—
(Income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(1,362)	N/A	(536)	1,223	—
Net Operating Income of stabilized assets	$29,173	N/A	$106	$5,574	$11,343

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$—	N/A	$27,211	$43,366	$—
Development and redevelopment projects [4]	192,805	N/A	4,406	31,089	—
Total Costs to Date	$192,805	N/A	$31,617	$74,455	$—

Debt (Pro Rata)	$886,258	$77,230	$14,394	$88,168	$87,977

__________

1.	Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.
2.	Fund II has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $553.0 million and debt of $287.1 million.
3.

Pre-stabilized assets consist of the following projects for Fund III: 640 Broadway and Cortlandt Crossing; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street, 146 Geary Street and 1035 Third Avenue.

4.	See “Development and Redevelopment Activity” page in this Supplemental Report.
18

Selected Financial Ratios
Supplemental Report – December 31, 2020	(in thousands)

	Quarter Ended December 31,				Year to Date December 31,					Quarter Ended
COVERAGE RATIOS [1]	2020		2019		2020		2019		LEVERAGE RATIOS	December 31, 2020		September 30, 2020
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$31,827		$32,743		$125,517		$145,005		Debt + Preferred Equity (Preferred O.P. Units)	$1,160,620		$1,156,338
Interest expense	8,703		6,860		32,896		26,560		Total Market Capitalization	2,454,180		2,113,487
Principal Amortization	1,075		1,036		4,156		3,053		Debt + Preferred Equity/
Preferred Dividends [3]	123		135		495		405		Total Market Capitalization	47%		55%
Fixed-Charge Coverage Ratio - Core Portfolio	3.2	x	4.1	x	3.3	x	4.8	x

EBITDA divided by:	$35,519		$38,939		$139,762		$167,046		Debt [6]	$1,145,409		$1,144,073
Interest expense	10,997		8,924		41,982		36,187		Total Market Capitalization	2,454,180		2,113,487
Principal Amortization	1,294		1,230		4,819		3,717		Net Debt + Preferred Equity/
Preferred Dividends	123		135		495		405		Total Market Capitalization	47%		54%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	2.9	x	3.8	x	3.0	x	4.1	x	Debt/EBITDA Ratios
									Core:
Payout Ratios									Debt	$886,258		$882,169
									Net debt [5]	874,590		873,812
Dividends declared (per share/OP Unit)			$0.29				$1.13		EBITDA	125,517		131,942
									Adjusted EBITDA	135,089		133,568
Dividends (Shares) & Distributions (OP Units) declared			$27,049				$103,439		Debt/EBITDA - Core Portfolio	7.1	x	6.7	x
FFO			29,281				126,862		Debt/Adjusted EBITDA - Core Portfolio	6.6	x	6.6	x
FFO Payout Ratio [8]	N/A		92%		N/A		82%		Net Debt/EBITDA - Core Portfolio	7.0	x	6.6	x
									Net Debt/ Adjusted EBITDA - Core Portfolio	6.5	x	6.5	x
									Core and Funds:
Dividends (Shares) & Distributions (OP Units) declared			$27,049				$103,439		Debt [4]	$1,154,027		$1,151,459
AFFO [7]			28,018				113,283		Net debt [6]	1,138,816		1,139,194
AFFO Payout Ratio	N/A		97%		N/A		91%		EBITDA	139,762		148,802
									Adjusted EBITDA	149,334		151,465
									Debt/EBITDA - Core and Funds	8.3	x	7.7	x
									Debt/Adjusted EBITDA - Core and Funds	7.7	x	7.6	x
									Net Debt/EBITDA - Core and Funds	8.1	x	7.7	x
									Net Debt/ Adjusted EBITDA - Core and Funds	7.6	x	7.5	x

19

Selected Financial Ratios
Supplemental Report – December 31, 2020	(in thousands)

__________

1.

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
3.	Represents preferred distributions on Preferred Operating partnership Units.
4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.
5.	Reflects debt net of the current Core Portfolio cash balance at end of period.
6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.
7.

Prior periods updated to include an adjustment for stock-based compensation, see Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

8.

Beginning with the second quarter of 2020, the Board of Trustees temporarily suspended distributions on common shares and common units, which suspension the Board has determined to continue through the fourth quarter of 2020.

20

Portfolio Debt - Summary
Supplemental Report – December 31, 2020	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$488,400	3.4%	2.0	$807	—	—	$489,207	42%	3.4%	2.0	$2,440	$—	$491,647
Variable-Rate Debt [5]	30,000	3.0%	1	29,091	2.1%	0.6	59,091	5%	2.5%	0.6	88,001	—	147,092
								47%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	334,975	4.1%	5.6	113,521	3.6%	3.0	448,496	39%	4.0%	4.9	346,787	(139,221)	656,062
Variable-Rate Debt [5]	32,883	1.9%	2.6	124,350	3.6%	1.1	157,233	14%	3.2%	1.4	360,328	(42,308)	475,253
								53%

Total	$886,258	3.6%	3.3	$267,769	3.4%	1.8	$1,154,027	100%	3.6%	3.0	$797,556	$(181,529)	1,770,054

Unamortized premium													548
Net unamortized loan costs													(6,763)
Total													$1,763,839

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.
2.	Represents the Company's pro-rata share of debt based on its percent ownership.
3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.	Based on debt maturity date without regard to swap expirations or available extension options.

21

Portfolio Debt - Detail
Supplemental Report – December 31, 2020	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2020	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
163 Highland Avenue		$8,298	100.00%	8,298	4.66%	02/01/24	None
Crossroads Shopping Center		63,639	49.00%	31,183	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		15,844	50.00%	7,922	4.72%	12/10/27	None
State & Washington		23,298	100.00%	23,298	4.40%	09/05/28	None
239 Greenwich Avenue		26,211	75.00%	19,658	3.88%	01/10/29	None
North & Kingsbury		11,756	100.00%	11,756	4.01%	11/05/29	None
151 North State Street		13,253	100.00%	13,253	4.03%	12/01/29	None
Concord & Milwaukee		2,568	100.00%	2,568	4.40%	06/01/30	None
California & Armitage		2,428	100.00%	2,428	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		488,400	100.00%	488,400	3.44%	Various
Secured interest rate swaps [1]		99,381	90.17%	89,615	3.78%	Various

Sub-Total Fixed-Rate Debt		888,576		823,375	3.70%

Secured Variable-Rate Debt
3104 M Street [2]		4,416	20.00%	883	Prime+50	12/10/21	None
28 Jericho Turnpike		12,895	100.00%	12,895	LIBOR+190	01/23/23	None
60 Orange Street		6,727	98.00%	6,592	LIBOR+175	04/03/23	None
Gotham Plaza		18,884	49.00%	9,253	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
330-340 River Street		10,875	100.00%	10,875	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(99,381)	90.17%	(89,615)	LIBOR+363	Various

Unsecured Variable-Rate Debt
Unsecured Term Loan 3		30,000	100.00%	30,000	LIBOR+225	06/30/21	None
Unsecured Line of Credit [4]		138,400	100.00%	138,400	LIBOR+115	03/31/22	2 x 6 mos.
Unsecured Term Loan		350,000	100.00%	350,000	LIBOR+125	03/31/23	None
Unsecured interest rate swaps [1]		(488,400)	100.00%	(488,400)	LIBOR+328	Various

Sub-Total Variable-Rate Debt		194,416		62,883	LIBOR+227

Total Debt - Core Portfolio		$1,082,992		$886,258	3.61%

Funds
Fixed-Rate Debt
1964 Union Street [5]	Fund IV	$1,456	20.80%	303	3.80%	10/01/25	None
2207 Fillmore Street [5]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
2208-2216 Fillmore Street [5]	Fund IV	5,606	20.80%	1,166	3.40%	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	559,359	20.13%	112,626	3.62%	Various
Sub-Total Fixed-Rate Debt		567,541		114,328	3.62%

Variable-Rate Debt
New Towne Center	Fund V	16,688	20.10%	3,354	LIBOR+220	02/01/21	2 x 12 mos.
Wake Forest Crossing	Fund IV	22,949	23.12%	5,306	LIBOR+160	02/14/21	1 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	03/13/21	1 x 12 mos.
650 Bald Hill Road [5]	Fund IV	15,275	20.81%	3,179	LIBOR+265	10/27/21	None
Broughton Street Portfolio	Fund IV	29,175	23.12%	6,745	LIBOR+250	05/01/21	None
Acadia Strategic Opportunity Fund V LLC	Fund V	250	20.10%	50	LIBOR+160	05/03/21	None
Fairlane Green	Fund V	40,300	20.10%	8,100	LIBOR+190	06/05/21	2 x 12 mos.
17 E. 71st Street	Fund IV	15,385	23.12%	3,557	LIBOR+300	06/09/21	None
Trussville Promenade	Fund V	29,370	20.10%	5,903	LIBOR+185	06/15/21	2 x 12 mos.

22

Portfolio Debt - Detail
Supplemental Report – December 31, 2020	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2020	Percent	Amount	Rate	Maturity	Options
Cortlandt Crossing	Fund III	35,949	24.54%	8,822	LIBOR+275	06/19/21	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	76,485	23.12%	17,683	LIBOR+200	06/30/21	None
146 Geary Street	Fund IV	22,900	23.12%	5,294	LIBOR+340	07/14/21	1 x 12 mos.
Restaurants at Fort Point	Fund IV	5,958	23.12%	1,377	LIBOR+235	08/25/21	None
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	28.33%	11,332	LIBOR+165	09/20/21	1 x 12 mos.
CityPoint [5]	Fund II	18,780	26.67%	5,009	LIBOR+139	11/01/21	None
Eden Square [5]	Fund IV	23,694	22.78%	5,397	LIBOR+215	12/01/21	None
Promenade at Manassas [5]	Fund IV	27,480	22.78%	6,260	LIBOR+175	12/05/21	2 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	3,604	23.12%	833	LIBOR+190	12/30/21	None
CityPoint Phase III [5]	Fund II	28,306	26.67%	7,549	LIBOR+300	03/01/22	2 x 12 mos.
Airport Mall	Fund IV	5,186	23.12%	1,199	LIBOR+200	04/01/22	None
Dauphin Plaza	Fund IV	9,564	23.12%	2,211	LIBOR+200	04/01/22	None
Shaw's Plaza (Waterville)	Fund IV	7,478	23.12%	1,729	LIBOR+200	04/01/22	None
Wells Plaza	Fund IV	3,139	23.12%	726	LIBOR+200	04/01/22	None
Dauphin Plaza	Fund IV	2,902	23.12%	671	LIBOR+200	04/01/22	None
Wells Plaza - Second Mortgage	Fund IV	2,448	23.12%	566	LIBOR+200	04/01/22	None
Paramus Plaza [5]	Fund IV	20,810	11.56%	2,406	LIBOR+175	04/26/22	None
Riverdale [5]	Fund V	32,233	17.97%	5,794	LIBOR+170	05/28/22	2 x 12 mos.
CityPoint [5]	Fund II	200,000	26.67%	53,340	Prime+200	05/29/22	None
640 Broadway [5]	Fund III	35,970	15.49%	5,572	LIBOR+310	07/09/22	None
Shaw's Plaza (Windham)	Fund IV	5,551	23.12%	1,283	LIBOR+200	12/01/22	None
Mayfair Center	Fund IV	11,597	23.12%	2,681	LIBOR+200	12/01/22	2 x 12 mos.
717 N. Michigan Avenue	Fund IV	52,000	23.12%	12,022	LIBOR+310	12/09/22	1 x 12 mos.
Elk Grove Commons	Fund V	41,500	20.10%	8,342	LIBOR+150	01/01/23	1 x 12 mos.
Hiram Pavilion	Fund V	28,830	20.10%	5,795	LIBOR+190	03/05/24	None
Hickory Ridge	Fund V	29,876	20.10%	6,005	LIBOR+190	10/05/24	None
Tri-City Plaza [5]	Fund V	38,670	18.09%	6,995	LIBOR+190	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,900	20.10%	12,241	LIBOR+170	10/24/24	None
Lincoln Commons	Fund V	38,820	20.10%	7,803	LIBOR+170	10/24/24	None
Palm Coast Landing	Fund V	26,500	20.10%	5,327	LIBOR+175	11/01/24	None
Frederick Crossing [5]	Fund V	24,290	18.09%	4,394	LIBOR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	LIBOR+190	12/20/24	None
Frederick County Square [5]	Fund V	18,092	18.09%	3,273	LIBOR+240	01/01/25	1 x 12 mos.
Interest rate swaps [1]	Funds II, IV & V	(559,359)	20.13%	(112,626)	LIBOR+346	Various
Sub-Total Variable-Rate Debt		635,538		153,441	LIBOR+314
Total Debt - Funds		$1,203,079		$267,769	3.43%
Total Debt - Core Portfolio and Funds		$2,286,071		$1,154,027	3.57%

_________

1.

The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements.

2.	Bears interest at the greater of 4% or the Prime Rate, plus 50 basis points.
3.	Bears interest at the greater of 0.75 or LIBOR, plus 225 basis points.
4.	The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
5.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.

23

Future Debt Maturities [1]
Supplemental Report – December 31, 2020	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2021	$5,941	$34,229	$40,170	$4,490	$30,846	$35,336	3.31%	n/a	3.31%
2022	5,988	138,400	144,388	4,634	138,400	143,034	1.50%	n/a	1.50%
2023	5,070	545,352	550,422	3,843	408,308	412,151	1.47%	n/a	1.47%
2024	4,240	65,745	69,985	3,293	35,956	39,249	4.09%	4.09%	n/a
2025	3,262	133,500	136,762	2,860	124,996	127,856	4.18%	4.18%	n/a
Thereafter	11,394	129,871	141,265	10,390	118,242	128,632	2.93%	4.18%	1.68%
Total	$35,895	$1,047,097	$1,082,992	$29,510	$856,748	$886,258

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2021	$3,943	$445,666	$449,609	$897	$103,147	$104,044	2.10%	n/a	2.10%
2022	3,222	415,154	418,376	667	97,281	97,948	4.10%	5.25%	2.71%
2023	4,747	40,947	45,694	936	8,230	9,166	1.65%	n/a	1.65%
2024	3,436	260,455	263,891	675	51,125	51,800	1.95%	n/a	1.95%
2025	205	20,457	20,662	43	3,765	3,808	2.66%	3.40%	2.55%
Thereafter	71	4,776	4,847	9	994	1,003	3.40%	3.40%	n/a
Total	$15,624	$1,187,455	$1,203,079	$3,227	$264,542	$267,769

__________

1.	Does not include any applicable extension options or subsequent refinancings.

24

Future Debt Maturities – As Extended [1]
Supplemental Report – December 31, 2020	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2021	$5,941	$34,229	$40,170	$4,490	$30,846	$35,336	3.31%	n/a	3.31%
2022	5,988	—	5,988	4,634	—	4,634	n/a	n/a	n/a
2023	5,070	683,752	688,822	3,843	546,708	550,551	1.48%	n/a	1.48%
2024	4,240	65,745	69,985	3,293	35,956	39,249	4.09%	4.09%	n/a
2025	3,262	133,500	136,762	2,860	124,996	127,856	4.18%	4.18%	n/a
Thereafter	11,394	129,871	141,265	10,390	118,242	128,632	2.93%	4.18%	1.68%
Total	$35,895	$1,047,097	$1,082,992	$29,510	$856,748	$886,258

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2021	$3,943	$187,502	$191,445	$897	$43,572	$44,469	2.39%	n/a	2.39%
2022	3,223	435,977	439,200	667	105,336	106,003	3.84%	5.25%	2.40%
2023	4,747	165,808	170,555	936	35,636	36,572	2.45%	n/a	2.45%
2024	3,436	311,939	315,375	675	64,206	64,881	2.04%	n/a	2.04%
2025	205	63,359	63,564	43	11,526	11,569	2.06%	3.40%	2.00%
Thereafter	72	22,868	22,940	8	4,267	4,275	2.75%	3.40%	2.55%
Total	$15,626	$1,187,453	$1,203,079	$3,226	$264,543	$267,769

1.	Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancings.

25

Core Portfolio Retail Properties - Detail
Supplemental Report – December 31, 2020

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$3,558,848	$196.18
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	8,381,048	96.18
Rush and Walton Streets Collection (6 properties)	Lululemon, BHLDN, Reformation, Sprinkles	2011 2012	100.0%	40,384	—	—	40,384	81.0%	—%	—%	81.0%	81.0%	5,674,095	173.43
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—%	—%	100.0%	100.0%	2,051,814	44.35
Clark Street and W. Diversey Collection (4 properties)	Starbucks	2011 2012	100.0%	53,309	—	—	53,309	53.2%	—%	—%	53.2%	53.2%	1,214,057	42.79
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	52,804	—	—	52,804	100.0%	—%	—%	100.0%	100.0%	2,467,088	46.72
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	62.0%	46.8%	46.8%	870,271	37.24
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	78,771	—	—	78,771	100.0%	—%	—%	100.0%	100.0%	3,327,875	42.25
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy	2016	100.0%	41,700	—	—	41,700	69.0%	—%	—%	69.0%	69.0%	1,145,821	39.81
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	100.0%	—%	—%	100.0%	100.0%	430,235	32.83
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	668,622	51.86
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	47.7%	608,958	33.59
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	95.4%	—%	—%	95.4%	95.4%	6,355,644	37.83
				657,299	—	84,066	741,365	89.4%	—%	57.4%	85.8%	87.1%	38,184,376	60.05
New York Metro
Soho Collection (11 properties)	Paper Source, Faherty, ALC Stone Island, Taft, Frame, Theory	2011 2014 2019 2020	100.0%	36,769	—	—	36,769	90.8%	—%	—%	90.8%	90.8%	8,982,663	268.99
5-7 East 17th Street	—	2008	100.0%	11,467	—	—	11,467	—	—%	—%	—	—	—	—
200 West 54th Street	—	2007	100.0%	5,777	—	—	5,777	48.0%	—%	—%	48.0%	48.0%	1,188,283	428.36
61 Main Street	—	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	67.0%	—%	—%	67.0%	67.0%	800,000	105.26
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	80.0%	80.0%	80.0%	364,560	31.22

26

Core Portfolio Retail Properties - Detail
Supplemental Report – December 31, 2020

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,690,359	102.12
252-256 Greenwich Avenue	Madewell, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	950,500	119.02
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—%	100.0%	44.7%	74.4%	74.4%	768,172	25.60
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	814,426	401.00
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	79.8%	2,006,561	181.78
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,169,540	40.17
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	91.1%	—%	—%	91.1%	91.1%	2,834,853	414.01
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	100.0%	100.0%	100.0%	3,341,645	33.52
Gotham Plaza	Bank of America, Footlocker	2016	49.0%	—	—	25,927	25,927	—%	—%	50.2%	50.2%	58.3%	856,195	65.85
				123,354	86,950	135,650	345,954	79.7%	100.0%	80.7%	85.2%	85.8%	26,871,917	91.17
San Francisco Metro
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,293,465	42.29
				—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,293,465	42.29
Los Angeles Metro
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,455,933	175.42
				14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,455,933	175.42
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank	2012	100.0%	20,669	—	—	20,669	65.0%	—%	—%	65.0%	65.0%	874,531	65.12
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	80.7%	89.1%	93.4%	1,617,822	31.48
M Street and Wisconsin Corridor (26 Properties) [3]	Lululemon, Rent the Runway,CB2, The Reformation	2011 2016 2019	25.2%	244,259	—	—	244,259	74.5%	—%	—%	74.5%	74.5%	13,195,611	72.55
				264,928	25,134	32,533	322,595	73.7%	100.0%	80.7%	76.5%	77.2%	15,687,964	63.59
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,243,517	22.93
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	286,051	272.43
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,529,568	27.67

Total Street and Urban Retail				1,060,631	272,746	294,645	1,628,022	84.5%	100.0%	76.8%	85.7%	86.6%	$91,023,223	$65.23

Acadia Share Total Street and Urban Retail				860,060	272,746	281,422	1,414,229	86.4%	100.0%	78.1%	87.4%	88.3%	$79,643,219	$64.46

27

Core Portfolio Retail Properties - Detail
Supplemental Report – December 31, 2020

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
SUBURBAN PROPERTIES
New Jersey
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	75.0%	86.2%	86.2%	1,346,391	14.94
60 Orange Street [4]	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	730,000	7.18

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	96.1%	96.1%	96.1%	2,791,713	33.33
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	84.8%	94.2%	98.8%	3,252,007	27.99
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	66.1%	86.1%	86.1%	1,842,043	33.82
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	HomeGoods,Pet- Smart, Kmart	1998	49.0%	—	202,727	109,177	311,904	—%	87.7%	58.4%	77.4%	86.5%	5,816,454	24.09
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	242,058	13,615	255,673	—%	94.8%	33.9%	91.6%	95.1%	1,911,563	8.16
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	62.5%	78.2%	78.2%	2,311,305	32.63

Connecticut
Town Line Plaza [5]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	42,930	206,089	—%	100.0%	100.0%	100.0%	100.0%	1,876,846	17.25

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,406,392	10.82
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	85.7%	96.0%	96.0%	1,958,088	9.35
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,290	101,474	—%	100.0%	100.0%	100.0%	100.0%	2,212,261	21.80

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	92.1%	96.2%	97.8%	1,157,620	12.16

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,782	236,002	—%	41.6%	61.4%	51.0%	55.4%	1,865,110	15.49

28

Core Portfolio Retail Properties - Detail
Supplemental Report – December 31, 2020

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Michigan
Bloomfield Town Square	Best Buy, HomeGoods, TJ Maxx	1998	100.0%	—	153,839	81,183	235,022	—%	100.0%	70.6%	89.8%	89.8%	3,546,933	16.80

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	100.0%	—	748,210	51,808	800,018	—%	91.6%	85.7%	91.3%	91.3%	12,725,291	17.43
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	95.5%	97.4%	97.4%	3,102,866	31.22
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	30.1%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	894,880	5.73
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	86.3%	86.3%	86.3%	813,942	25.05
Abington Towne Center [6]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,234,473	20.83

Total Suburban Properties				—	3,019,695	996,067	4,015,762	—%	94.3%	78.2%	90.3%	91.7%	$58,912,069	$17.35

Acadia Share Total Suburban Properties				—	2,914,270	940,387	3,854,657	—%	94.5%	79.4%	90.8%	91.9%	$55,931,077	$17.10

Total Core Properties				1,060,631	3,292,441	1,290,712	5,643,784	84.5%	94.8%	77.9%	89.0%	90.2%	$149,935,292	$31.27

Acadia Share Total Core Properties				863,629	3,187,016	1,221,809	5,272,454	86.4%	95.0%	79.1%	89.9%	90.9%	$135,574,296	$30.05

__________

1.

Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.	Excludes 94,000 square feet of office GLA.
4.	Sold in 2021
5.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

29

Core Portfolio – Top Tenants [1]
Supplemental Report – December 31, 2020	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	431,480	$8,105,624	8.2%	6.0%
Walgreens	6	95,189	4,011,379	1.8%	3.0%
Bed, Bath, and Beyond [2]	3	172,432	3,942,421	3.3%	2.9%
Nordstrom Rack, Inc.	2	88,982	3,515,492	1.7%	2.6%
Royal Ahold [3]	3	155,461	3,268,460	2.9%	2.4%
TJX Companies [4]	8	229,043	2,631,830	4.3%	1.9%
LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.9%
Lululemon	2	7,533	2,470,156	0.1%	1.8%
Trader Joe's	3	40,862	2,329,054	0.8%	1.7%
Fast Retailing [5]	2	32,013	2,268,611	0.6%	1.7%
Gap [6]	3	44,895	2,177,889	0.9%	1.6%
Albertsons Companies[7]	2	123,409	1,980,640	2.3%	1.5%
Home Depot	3	312,718	1,964,443	5.9%	1.4%
Bob's Discount Furniture	2	68,793	1,843,336	1.3%	1.4%
Tapestry [8]	2	4,250	1,598,848	0.1%	1.2%
Dick's Sporting Goods, Inc	2	98,805	1,519,874	1.9%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,472,169	0.6%	1.1%
DSW	2	35,842	1,442,861	0.7%	1.1%
JP Morgan Chase	6	23,853	1,385,163	0.5%	1.0%
Michael's	2	45,285	1,318,617	0.9%	1.0%
Citibank	4	16,160	1,267,025	0.3%	0.9%
TOTAL	65	2,158,502	$53,038,679	41.1%	39.2%

__________

1.	Does not include tenants that operate at only one Acadia Core location
2.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
3.	Stop and Shop (3 locations)
4.	TJ Maxx (5 locations), HomeGoods (2 locations), Marshalls (1 location)
5.	Uniqlo (1 location), Theory (1 location)
6.	Old Navy (2 locations), Banana Republic (1 location)
7.	Shaw’s (2 locations)
8.	Kate Spade (2 locations)
30

Core Portfolio – Lease Expirations
Supplemental Report – December 31, 2020	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	2	1,890	0.3%	$39.77	0.1%	—	—	—%	$—	—%
2021	14	24,524	3.3%	69.88	2.8%	5	224,215	8.1%	20.59	10.9%
2022	16	73,327	9.8%	97.64	11.6%	4	178,543	6.4%	15.99	6.7%
2023	21	139,053	18.6%	87.07	19.5%	7	385,000	13.9%	19.20	17.4%
2024	14	68,389	9.2%	96.57	10.7%	10	433,331	15.6%	12.60	12.9%
2025	19	61,347	8.2%	147.48	14.6%	9	376,598	13.6%	18.65	16.5%
2026	20	60,657	8.1%	126.02	12.3%	10	355,345	12.8%	10.94	9.2%
2027	6	10,613	1.4%	104.30	1.8%	1	73,455	2.6%	29.03	5.0%
2028	8	155,873	20.9%	42.49	10.7%	6	416,588	15.0%	9.98	9.8%
2029	13	46,649	6.2%	89.65	6.7%	5	182,205	6.6%	15.79	6.8%
2030	5	36,028	4.8%	37.94	2.2%	—	—	0.0%	—	0.0%
Thereafter	6	68,148	9.2%	63.78	7.0%	4	147,499	5.4%	14.02	4.8%
Total	144	746,498	100.0%	$83.02	100.0%	61	2,772,779	100.0%	$15.25	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		117,131					159,321
Total Square Feet		863,629					3,187,016

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	5	13,058	1.4%	$22.35	0.9%	7	14,948	0.3%	$24.55	0.3%
2021	28	83,912	8.7%	26.80	7.2%	47	332,651	7.4%	25.79	6.3%
2022	35	106,998	11.1%	37.00	12.7%	55	358,868	8.0%	38.94	10.3%
2023	36	137,674	14.2%	28.30	12.5%	64	661,727	14.8%	35.35	17.3%
2024	29	113,148	11.7%	30.07	10.9%	53	614,868	13.7%	25.16	11.4%
2025	34	110,521	11.4%	29.79	10.6%	62	548,466	12.2%	35.31	14.3%
2026	23	98,132	10.2%	27.78	8.8%	53	514,134	11.5%	27.73	10.5%
2027	16	73,042	7.6%	27.67	6.5%	23	157,110	3.5%	33.48	3.9%
2028	23	105,089	10.9%	38.81	13.1%	37	677,550	15.1%	21.93	11.0%
2029	10	27,484	2.8%	28.60	2.5%	28	256,338	5.7%	30.61	5.8%
2030	12	43,352	4.5%	44.56	6.2%	17	79,380	1.8%	41.55	2.4%
Thereafter	12	53,872	5.5%	46.29	8.1%	22	269,519	6.0%	33.05	6.5%
Total	263	966,282	100.0%	$32.21	100.0%	468	4,485,559	100.0%	$30.04	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		255,527					531,979
Total Square Feet		1,221,809					5,272,454

_________

1.	Leases currently under month to month or in process of renewal
31

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – December 31, 2020

	Quarter Ended								Year to Date
	March 31, 2020		June 30, 2020		September 30, 2020		December 31, 2020		December 31, 2020
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	1	1	—	—	2	2	2	2	5	5
GLA	1,956	1,956	—	—	8,300	8,300	13,867	13,867	24,123	24,123
New base rent	$27.74	$27.50	$—	$—	$25.40	$23.12	$24.12	$23.77	$24.85	$23.85
Previous base rent	$20.26	$20.26	$—	$—	$20.34	$21.24	$17.32	$23.92	$18.60	$22.70
Average cost per square foot	$46.41	$46.41	$—	$—	$61.19	$61.19	$48.51	$48.51	$52.70	$52.70
Weighted Average Lease Term (years)	10.0	10.0	—	—	10.0	10.0	10.7	10.7	10.4	10.4
Percentage growth in base rent	36.9%	35.7%	—	—	24.9%	8.9%	39.3%	(0.6)%	33.6%	5.1%

Renewal Leases
Number of renewal leases executed	5	5	10	10	9	9	18	18	42	42
GLA	29,657	29,657	189,020	189,020	111,956	111,956	212,792	212,792	543,425	543,425
New base rent	$39.84	$36.26	$12.64	$12.45	$29.67	$29.02	$13.92	$13.85	$18.13	$17.71
Expiring base rent	$35.94	$36.87	$12.24	$12.75	$26.55	$27.67	$12.47	$13.00	$16.57	$17.24
Average cost per square foot	$5.02	$5.02	$—	$—	$—	$—	$0.14	$0.14	$0.33	$0.33
Weighted Average Lease Term (years)	7.7	7.7	4.6	4.6	9.2	9.2	5.0	5.0	5.9	5.9
Percentage growth in base rent	10.9%	(1.7)%	3.3%	(2.4)%	11.8%	4.9%	11.6%	6.5%	9.4%	2.7%

Total New and Renewal Leases
Number of new and renewal leases executed	6	6	10	10	11	11	20	20	47	47
GLA commencing	31,613	31,613	189,020	189,020	120,256	120,256	226,659	226,659	567,548	567,548
New base rent	$39.09	$35.72	$12.64	$12.45	$29.38	$28.61	$14.54	$14.46	$18.42	$17.97
Expiring base rent	$34.97	$35.84	$12.24	$12.75	$26.12	$27.23	$12.77	$13.67	$16.66	$17.47
Average cost per square foot	$7.58	$7.58	$—	$—	$4.22	$4.22	$3.10	$3.10	$2.55	$2.55
Weighted Average Lease Term (years)	7.9	7.9	4.6	4.6	9.2	9.2	5.3	5.3	6.1	6.1
Percentage growth in base rent	11.8%	(0.3)%	3.3%	(2.4)%	12.5%	5.1%	13.9%	5.8%	10.6%	2.9%

__________

1.

Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.

Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

32

Core Portfolio – Capital Expenditures
Supplemental Report – December 31, 2020

	Quarter Ended				Year to Date
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2020	December 31, 2019
Leasing Commissions	$380	$118	$37	$1,450	$1,985	$1,654
Tenant Improvements	468	426	815	2,294	4,003	5,599
Maintenance Capital Expenditures	951	997	81	1,144	3,173	3,713
Total Capital Expenditures	$1,799	$1,541	$933	$4,888	$9,161	$10,966

33

Fund Overview
Supplemental Report – December 31, 2020

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.7%		39.6%		38.5%		36.1%		38.8%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$369.6	Million	$448.1	Million	$469.5	Million	$217.1	Million	$1,590.9	Million
Cumulative Net Distributions [3]	$195.4	Million	$169.8	Million	$568.8	Million	$193.1	Million	$24.6	Million	$1,151.7	Million
Net Distributions/Contributions	225.6%		45.9%		126.9%		41.1%		11.3%		72.4%
Unfunded Commitment [4]	$0.0	Million	$15.7	Million	$1.9	Million	$60.5	Million	$302.9	Million	$381.0	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$208.0	Million	$208.0	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2021
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		1.5% of Implied Capital
Asset Management	Fund III		From mid-May 2020 to mid-May 2021; 0.75% of Implied Capital excluding the Unfunded Commitment; thereafter $0
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Year 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Year 5 of the investment period (August 2020-August 2021); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

__________

1.

Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.

With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016 and 2020 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.

Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.

5.	Unfunded Commitments available to deploy into new unidentified investments.
6.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.
7.

Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder and trued up on a quarterly basis with fees retroactive to August 2020.

34

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2020

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	Target, Alamo Drafthouse	2007	94.2%	—	289,464	180,054	469,518	—%	56.6%	19.9%	42.5%	65.2%	$5,377,929	$26.95

Total - Fund II				—	289,464	180,054	469,518	—%	56.6%	19.9%	42.5%	65.2%	$5,377,929	$26.95

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	─	2011	100.0%	2,896	—	—	2,896	100.0%	—%	—%	100.0%	100.0%	$455,000	$157.11
640 Broadway	Swatch	2012	63.1%	4,637	—	—	4,637	100.0%	—%	—%	100.0%	100.0%	1,154,857	249.05
Cortlandt Crossing	ShopRite, HomeSense	2012	100.0%	—	92,868	34,981	127,849	—%	100.0%	31.1%	81.1%	81.1%	2,902,195	27.97

Total - Fund III				7,533	92,868	34,981	135,382	100.0%	100.0%	31.1%	82.2%	82.2%	$4,512,052	$40.55

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,026,754	240.36
1035 Third Avenue [2]	─	2015	100.0%	7,634	—	—	7,634	58.5%	—%	—%	58.5%	80.4%	1,052,474	235.51

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	87,539	65,955	153,494	—%	28.6%	100.0%	59.3%	100.0%	2,104,536	23.13

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	1,009,945	64.28

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	91,058	222,100	—%	100.0%	67.4%	86.6%	86.6%	1,277,283	6.64
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	27,963	90,434	—%	100.0%	94.7%	98.3%	98.3%	742,942	8.35
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	87.3%	96.6%	96.6%	1,316,813	11.45
Shaw's Plaza (Windham)	Shaw's	2017	100.0%	—	66,539	57,632	124,171	—%	100.0%	70.8%	86.5%	86.5%	951,866	8.87

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	114,765	91,441	206,206	—%	100.0%	81.7%	91.9%	91.9%	1,893,815	10.00
Mayfair Shopping Center	Planet Fitness, Dollar Tree	2016	100.0%	—	34,806	80,605	115,411	—%	100.0%	94.7%	96.3%	96.3%	1,908,927	17.17

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.4%	85.4%	2,025,172	14.79

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	209,356	71,404	280,760	—%	100.0%	94.7%	98.6%	98.6%	3,630,599	13.11

35

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2020

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,837	229,840	—%	100.0%	79.2%	89.7%	89.7%	3,096,115	15.02

MIDWEST
Illinois
Lincoln Place	Kohl's, Marshall's, Ross	2017	100.0%	—	144,302	127,758	272,060	—%	100.0%	90.5%	95.6%	95.6%	3,059,780	11.77

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Michael Kors, Starbucks	2014	100.0%	96,341	—	—	96,341	82.1%	—%	—%	82.1%	82.1%	2,991,993	37.84

North Carolina
Wake Forest Crossing	Lowe's, TJ Maxx	2016	100.0%	—	113,353	89,527	202,880	—%	100.0%	90.1%	95.6%	95.6%	2,941,626	15.16

WEST
California
146 Geary Street	─	2015	100.0%	11,436	—	—	11,436	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection (3 properties)	Eileen Fisher, L'Occitane, Bonobos	2015	90.0%	7,148	—	—	7,148	100.0%	—%	—%	100.0%	100.0%	735,902	102.95

Total - Fund IV				155,939	1,222,668	954,151	2,332,758	73.6%	94.9%	84.8%	89.3%	92.1%	$32,766,542	$15.72

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,240	224,223	—%	100.0%	92.2%	97.5%	98.1%	3,886,164	17.77

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	48,057	193,446	—%	100.0%	72.0%	93.0%	97.6%	2,146,260	11.92
Fairlane Green	TJ Maxx, Michaels, Bed Bath & Beyond	2017	100.0%	—	109,916	142,988	252,904	—%	100.0%	83.8%	90.9%	93.7%	4,832,967	21.03

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	267,699	256,457	524,156	—%	75.1%	67.2%	71.2%	78.4%	5,574,534	14.93

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods	2019	90.0%	—	129,940	172,948	302,888	—%	100.0%	82.0%	89.7%	89.7%	3,923,263	14.44

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	260,971	455,441	—%	100.0%	72.9%	84.5%	85.6%	5,096,369	13.25

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Bed Bath & Beyond, Ross Dress for Less	2019	100.0%	—	87,883	316,925	404,808	—%	100.0%	87.5%	90.2%	90.9%	7,628,581	20.90

36

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2020

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,083	171,324	—%	100.0%	85.3%	91.6%	94.5%	3,173,477	20.22

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	266,584	113,981	380,565	—%	86.9%	83.0%	85.7%	85.7%	3,753,287	11.51

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	75.0%	94.7%	95.1%	4,485,983	10.21

Georgia
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	93.4%	97.2%	97.8%	4,190,542	11.89

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,315	88,411	220,726	—%	86.2%	79.8%	83.6%	86.2%	4,179,967	22.65

Utah
Family Center at Riverdale	Target, Sportman's Warehouse	2019	89.4%	—	256,352	171,344	427,696	—%	80.6%	86.7%	83.1%	86.0%	3,658,747	10.30

Total - Fund V				—	2,393,205	1,991,328	4,384,533	—%	92.9%	81.1%	87.5%	89.6%	$56,530,141	$14.73

TOTAL FUND PROPERTIES				163,472	3,998,205	3,160,514	7,322,191	74.9%	91.0%	78.2%	85.1%	88.7%	$99,186,664	$15.91

Acadia Share of Total Fund Properties				37,286	837,866	654,558	1,529,710	74.5%	91.3%	77.0%	84.8%	88.3%	$20,776,556	$16.01

__________

1.

Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

37

Fund Lease Expirations
Supplemental Report – December 31, 2020	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2021	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2022	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2023	—	—	—%	—	—	—%	2	161	0.6%	42,428	263.53	4.2%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2026	1	655	1.2%	67,187	102.58	4.7%	1	110	0.4%	37,002	336.38	3.7%
2027	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2028	2	5,951	11.2%	389,962	65.53	27.2%	2	6,318	23.5%	185,360	29.34	18.5%
2029	1	254	0.5%	49,462	194.73	3.4%	3	1,910	7.1%	170,685	89.36	17.0%
2030	—	—	—%	0	—	—%	2	972	3.6%	63,921	65.76	6.4%
Thereafter	4	46,411	87.1%	929,296	20.02	64.7%	3	17,375	64.8%	502,120	28.90	50.2%
Total	8	53,271	100.0%	$1,435,907	$26.95	100.0%	13	26,846	100.0%	$1,001,516	$37.31	100.0%

		72,090	Total Vacant					5,905	Total Vacant
		125,361	Total Square Feet					32,751	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	6	3,770	0.8%	$67,080	$17.79	0.9%	13	5,462	0.7%	$108,396	$19.85	1.0%
2021	25	56,601	12.1%	651,173	11.50	9.0%	43	57,707	7.7%	1,039,578	18.01	9.4%
2022	22	35,072	7.5%	521,950	14.88	7.2%	57	96,404	12.8%	1,553,787	16.12	14.0%
2023	20	34,761	7.5%	351,109	10.10	4.8%	50	81,469	10.8%	1,433,371	17.59	12.9%
2024	20	29,768	6.4%	389,083	13.07	5.4%	49	110,523	14.7%	1,632,473	14.77	14.7%
2025	35	56,717	12.2%	1,230,448	21.69	17.0%	48	169,396	22.6%	2,053,819	12.12	18.5%
2026	25	33,329	7.1%	718,143	21.55	9.9%	26	32,001	4.3%	635,888	19.87	5.7%
2027	15	22,279	4.8%	373,448	16.76	5.2%	9	45,378	6.0%	383,493	8.45	3.5%
2028	10	19,381	4.2%	269,497	13.91	3.7%	17	38,421	5.1%	661,825	17.23	6.0%
2029	14	60,445	13.0%	1,032,387	17.08	14.3%	15	39,396	5.2%	458,955	11.65	4.1%
2030	12	26,175	5.6%	384,467	14.69	5.3%	18	41,811	5.6%	601,390	14.38	5.4%
Thereafter	15	87,929	18.8%	1,254,580	14.27	17.3%	9	33,087	4.5%	532,794	16.10	4.8%
Total	219	466,227	100.0%	$7,243,365	$15.54	100.0%	354	751,055	100.0%	$11,095,769	$14.77	100.0%

		49,602	Total Vacant					104,714	Total Vacant
		515,829	Total Square Feet					855,769	Total Square Feet

__________

1.	Leases currently under month to month or in process of renewal
38

Development and Redevelopment Activity
Supplemental Report – December 31, 2020

				Est. SQFT				Acquisition & Development Costs [1]
Property	Ownership [1]	Location	Estimated Stabilization	Upon Completion	Occupied/Leased Rate	Key Tenants	Description	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
1238 Wisconsin	80.0%	Washington DC	2023	29,000	—	TBD	Redevelopment/addition to existing building with ground level retail, upper floor office and residential units upon completion. Discretionary spend upon securing tenant(s)	$3.6	$26.8	to	$28.0	$30.4	to	$31.6

FUND II
City Point Phase III [3]	94.2%	Brooklyn, NY	2021	72,000	0%/88%	BASIS Independent Schools	Discretionary spend upon securing tenant(s) for lease up	47.0	19.0	to	22.0	66.0	to	69.0

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	TBD	TBD	—	TBD	Discretionary spend upon securing necessary approvals and tenant(s) for lease up	23.1	26.9	to	36.9	50.0	to	60.0

FUND IV
110 University Place	100.0%	New York, NY	2022	14,000	—	TBD	Discretionary spend upon securing tenant(s) for lease up. Excludes Parking Garage.	14.0	6.6	to	11.0	20.6	to	25.0
717 N. Michigan Avenue	100.0%	Chicago, IL	2025	62,000	30%/30%	Disney Store	Discretionary spend upon securing tenant(s) for lease up	116.4	12.0	to	19.5	128.4	to	135.9
								$204.1	$91.3		$117.4	$295.4		$321.5
Major Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2021	241,000	65%/98%	Target, Whole Foods, PetSmart	Ground up development of pad sites and street level retail and re-tenanting/redevelopment for Whole Foods	$196.9	$7.0	to	$10.0	$203.9	to	$206.9
Elmwood Park	100.0%	Elmwood Park, NJ	2022	144,000	51%/78%	Lidl	Re-tenanting and split of former 48,000 square foot Acme with 28,000 square foot Lidl and 20,000 square feet of remaining for discretionary spend; façade upgrade	1.6	3.4	to	3.9	5.0	to	5.5
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	17%/17%	TBD	Discretionary spend for re-tenanting former 120,000 square foot Kmart anchor space once tenant(s) are secured	—	5.0	to	7.0	5.0	to	7.0
Mad River	100.0%	Dayton, OH	TBD	TBD	48%/48%	TBD	Discretionary spend for the re-tenanting former 33,000 square foot Babies R Us space once tenant(s) are secured	—	1.9	to	2.3	1.9	to	2.3
								$198.5	$17.3		$23.2	$215.8		$221.7

_________

39

Development and Redevelopment Activity
Supplemental Report – December 31, 2020

__________

1.	Ownership percentages and costs represent the Core or Fund level ownership and not Acadia’s pro rata share.
2.

Incurred amounts include costs associated with the initial carrying value.  Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred. Reconciles to Consolidated Balance Sheet at December 31, 2020 as follows:

Development costs above	$204.1
Unconsolidated projects (a)	(3.6)
Projects in redevelopment or partial development (b)	70.6
Deferred costs and other amounts	(7.3)
Impairment charges taken	(16.5)
Total per consolidated balance sheet	$247.3

(a)	Relates to 1238 Wisconsin Avenue
(b)

Primarily relates to the portion of City Center that is still in Major Redevelopment. Total incurred amount of $196.9 reflects the historical carrying value of the entire property (including its initial acquisition cost).

3.	Incurred amounts include the conversion of a $33.8 million note receivable to improvements in the property.

40

Portfolio Composition [1]
Supplemental Report – December 31, 2020

Billed Percentage	Core	Core and Fund Pro-Rata	Core Street/Urban	Core Suburban

Essential
Grocer / Mass Merchandiser [2]	14%	14%	13%	16%
Drug / Dollar Store	4%	4%	5%	3%
Banks	5%	4%	5%	4%
Home Improvement / Auto	4%	3%	—%	9%
Communications / Electronics	3%	3%	4%	2%
Other Essential	2%	3%	1%	4%
Pets	2%	2%	1%	4%
Total Essential	34%	33%	29%	42%

Non-Essential
Apparel	20%	19%	32%	2%
Discount / Fast Fashion	10%	10%	14%	3%
Restaurant / Food	7%	8%	5%	10%
Hard Goods	9%	9%	5%	15%
Personal / Professional Service	7%	7%	7%	8%
Home	5%	5%	3%	8%
Other	4%	4%	4%	4%
Gym / Fitness	3%	3%	1%	6%
Theater / Entertainment	1%	2%	—%	2%
Total Non-Essential	66%	67%	71%	58%

Total	100%	100%	100%	100%

__________

1.	Data as of December 31, 2020. Percentages based on billed December rents and recoveries.
2.	Includes Walmart, Target and K-Mart.

41

Important Notes
Supplemental Report – December 31, 2020

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include gains and losses incidental to its main business (including those related to its RCP investments such as Albertsons) in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

42